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                                                                 EXHIBIT 23.19



                         CONSENT OF FINANCIAL ADVISOR


        We hereby consent to the inclusion of our fairness opinion in the Goodrich Petroleum Corporation Joint Proxy/Prospectus constituting part of the Registration Statement on Form S-4 dated April 13, 1995.



                                         Very truly yours,


                                         /s/  RANDALL E. KING
                                         ----------------------------
                                         Petrie Parkman & Co.